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                           CAUSEWAY GLOBAL VALUE FUND
                           Institutional Class (CGVIX)

                               SUMMARY PROSPECTUS
                                December 31, 2009

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.causewayfunds.com/ literature.aspx. You can also get this information at no cost by calling 1-866-947-7000 or by sending an e-mail request to causewayfunds@seic.com. The Fund's prospectus and statement of additional information, both dated December 31, 2009, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital and income.

FEES AND EXPENSES

The following table shows the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                INSTITUTIONAL
                                                                    CLASS
                                                                -------------
Sales Charge (Load) on Purchases and Reinvested Distributions        None
Deferred Sales Charge (Load)                                         None
Redemption Fee on shares held less than 60 days
   (as a percentage of amount redeemed)                              2.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

                                                                INSTITUTIONAL
                                                                    CLASS
                                                                -------------
Management Fees                                                     0.85%
Other Expenses(1)                                                   4.09%
Total Annual Fund Operating Expenses(1)                             4.94%
Expense Reimbursement(2)                                            3.84%
Total Annual Fund Operating Expenses After Expense
   Reimbursement(1)                                                 1.10%

(1)  Reflects acquired fund fees and expenses of less than 0.01%.

(2) Under the terms of an expense limit agreement, the Investment Adviser has agreed to reimburse expenses to keep the Fund's "Total Annual Fund Operating Expenses" (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.10% of the average daily net assets of Institutional Class shares. The expense limit agreement will remain in effect until January 31, 2011 and may only be terminated earlier by the Fund's Board or upon termination of the Fund's investment advisory agreement.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      ------   -------   -------   --------
Institutional Class    $112     $1,108    $2,140    $4,725

                                 CAUSEWAY FUNDS

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 92% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in common stocks of companies located in developed countries outside the U.S. and of companies in the U.S. Normally, the Fund invests the majority of its total assets in companies that pay dividends or repurchase their shares.

The Fund may invest up to 20% of its total assets in companies located in emerging (less developed) markets. Under normal circumstances, the Fund will invest at least 40% of its total assets in companies located in a number of countries outside the U.S. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Investment Adviser determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: its primary stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; its Morgan Stanley Capital International country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S.

When investing the Fund's assets, the Investment Adviser follows a value style. This means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be "undervalued" because the issuing companies are part of industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

The Investment Adviser considers each of the following value characteristics in making investment decisions for the Fund:

     - Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

     - High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

     - Low price-to-book value ratio (stock price divided by book value per share) relative to the market

     - Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

     -    Financial strength

Generally, price-to-earnings and yield are the most important factors.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any mutual fund, the value of the Fund's investments, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund's investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

Value stocks, including those selected by the Investment Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. The Fund's value discipline sometimes prevents or limits investments in stocks that are in its benchmark index, the Morgan Stanley Capital International World Index (the "MSCI World Index").

In addition, because the Fund invests a significant portion of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund's securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

                                 CAUSEWAY FUNDS

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See "Investment Risks" beginning on page 21 of the Fund's prospectus for more information about the risks associated with the Fund.

The Fund may be an appropriate investment if you:

     - Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

     - Are seeking to diversify a portfolio of equity securities to include foreign securities as well as U.S. securities.

     - Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities, including emerging markets securities.

     - Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital and income.

PERFORMANCE

The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.

FUND:

                                   (BAR CHART)

2009   40.14%

During the period shown in the bar chart, the best quarter was 25.39% (6/30/09) and the worst quarter was -14.20% (3/31/09).

AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                 SINCE INCEPTION
                                                                       1 YEAR   (APRIL 29, 2008)
                                                                       ------   ----------------
Fund Returns Before Taxes                                              40.14%        -15.18%
Fund Returns After Taxes on Distributions                              39.62%        -15.44%
Fund Returns After Taxes on Distributions and Sale of Fund Shares      26.09%        -12.83%
MSCI World Index (reflects no deduction for fees, expenses or taxes)   30.79%        -11.61%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

Causeway Capital Management LLC

PORTFOLIO MANAGERS

The Fund is managed by the following team of portfolio managers:

Sarah H. Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund's portfolio management team since 2008.

Harry W. Hartford, president and co-founder of the Investment Adviser, has served on the Fund's portfolio management team since 2008.

James A. Doyle, a director of the Investment Adviser, has served on the Fund's portfolio management team since 2008.

Jonathan P. Eng, a director of the Investment Adviser, has served on the Fund's portfolio management team since 2008.

Kevin Durkin, a director of the Investment Adviser, has served on the Fund's portfolio management team since 2008.

                                 CAUSEWAY FUNDS

PURCHASE AND SALE OF FUND SHARES: You may purchase or sell (redeem) shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund's website at www.causewayfunds.com (for existing shareholders). Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.

Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

TAX INFORMATION: Distributions from the Fund are generally taxable as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

                         CAUSEWAY CAPITAL MANAGEMENT LLC

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                                                                 CCM-SM-003-0100

                                 CAUSEWAY FUNDS